MUNIYIELD
INSURED
FUND, INC.






FUND LOGO






Semi-Annual Report

April 30, 1998



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.






MuniYield Insured
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MuniYield Insured Fund, Inc.


TO OUR SHAREHOLDERS

For the six-month period ended April 30, 1998, the Common Stock of MuniYield Insured Fund, Inc. earned $0.480 per share income dividends, which included earned and unpaid dividends of $0.070. This represents a net annualized yield of 6.19%, based on a month-end per share net asset value of $15.62. Over the same period, the total investment return on the Fund's Common Stock was +2.56%, based on a change in per share net asset value from $15.84 to $15.62, and assuming reinvestment of $0.484 per share income dividends and $0.119 per share capital gains distributions.

The average yields of the Fund's Auction Market Preferred Stock for the six-month period ended April 30, 1998 were: Series A, 3.89%;
Series B, 3.85%; Series C, 3.86%; Series D, 4.00%; Series E, 3.94%; Series F, 4.37%; and Series G, 3.85%.


The Municipal Market Environment
During the six months ended April 30, 1998, bond yields generally moved lower, and by mid-January 1998 had declined to recent historic lows. Long-term US Treasury bond yields declined 20 basis points (0.20%) during the same period and stood at 5.95% by April 30, 1998. Similarly, long-term uninsured tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 35 basis points to 5.25%, a level not seen since the mid-1970s. While low inflation has supported lower interest rates, much of the decline in bond yields in late 1997 and early 1998 was driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers.

However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth and inflationary pressures. These concerns served to push interest rates higher in the latter part of the period, causing fixed-income yields to retrace much of their earlier gains.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of over 40% compared to the same period a year ago. During the last three months, municipalities issued more than $72 billion in new securities, an increase of over 60% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, more than $100 billion in investment-grade corporate bonds have been underwritten, an increase of over 60% relative to the comparable period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Municipal bond investors received approximately $30 billion earlier this year in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped offset the increase in supply seen thus far this year. Furthermore, looking ahead, June and July have also tended to be periods of strong investor demand as seasonal factors are likely to generate strong income flows similar to those seen earlier this year.




MuniYield Insured Fund, Inc.
April 30, 1998




It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filing have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year. In addition, the continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Barring a dramatic and unexpected resurgence of domestic inflation, we do not believe that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

All these factors suggest that over the near term, tax-exempt as well as taxable bond yields are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At April 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to comparable US Treasury securities (over 90%), and well in excess of their expected range of 85%--88%. Any further pressure upon the municipal market may well represent a very attractive investment opportunity.


Portfolio Strategy
During the six-month period ended April 30, 1998, we continued to follow the portfolio strategy that we had adopted during the prior six-month period. At that time, our outlook was constructive toward the municipal market because we believed any risk was biased toward lower rather than higher interest rates. Therefore, we followed a more aggressive investment strategy. We have essentially maintained a fully invested position since that time and have kept cash reserves at a minimum to seek to enhance the Fund's dividend and capital appreciation potential.

Looking ahead, we expect to remain fully invested during the next several months. We will continue to monitor economic data for any signs of inflationary pressure or economic downturn so that we can modify our portfolio strategy in an effort to seek to preserve the Fund's capital or enhance total return.


In Conclusion
We appreciate your ongoing interest in MuniYield Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.


Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



June 2, 1998




MuniYield Insured Fund, Inc.
April 30, 1998




PORTFOLIO INSURANCE

MuniYield Insured Fund, Inc. seeks to provide its shareholders with the benefits of an insured municipal bond portfolio. Previously, the Fund generally achieved this objective by limiting at least 80% of portfolio investments to municipal bonds insured under policies obtained by the issuer or another party, including the Fund itself, and issued by insurance carriers with claims paying ability ratings of AAA or its equivalent from at least two nationally recognized rating agencies, such as Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or Fitch IBCA, Inc. In order to increase the Fund's flexibility to obtain appropriate investments, the Fund has modified its practice with respect to the ratings criteria it applies to the carriers that provide insurance for the municipal bonds in its portfolio. Currently, the Fund may also invest in municipal bonds insured by, or may itself purchase an insurance policy for all or a portion of its municipal bond portfolio from, an insurance carrier with a claims paying ability rating of AAA or its equivalent from at least one of such nationally recognized rating agencies. There can be no assurance that insurance of the kind described above will continue to be available to the Fund, and the Fund has reserved its right to modify its criteria for portfolio insurance, or discontinue its policy of maintaining an insured portfolio if such insurance is no longer available or if the cost of such insurance outweighs its benefits to the Fund. Although we periodically review the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under the circumstances of any claim thereunder.




QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 1998 were as follows:

                                   Percent of
S&P Rating/Moody's Rating          Net Assets

AAA/Aaa                               84.8%
AA/Aa                                  5.3
A/A                                    4.2
BBB/Baa                                1.0
NR (Not Rated)                         0.7
Other++                                5.9

[FN]
++Temporary investments in short-term municipal securities.




MuniYield Insured Fund, Inc.
April 30, 1998




THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.




MuniYield Insured Fund, Inc.
April 30, 1998




PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities accordingto the list below and at right.

AMT          Alternative Minimum Tax (subject to)
COP          Certificates of Participation
EDA          Economic Development Authority
GO           General Obligation Bonds
HDA          Housing Development Authority
HFA          Housing Finance Agency
IDA          Industrial Development Authority
IDR          Industrial Development Revenue Bonds
M/F          Multi-Family
PCR          Pollution Control Revenue Bonds
RIB          Residual Interest Bonds
RITR         Residual Interest Trust Receipts
S/F          Single-Family
TRAN         Tax and Revenue Anticipation Notes
UT           Unlimited Tax
VRDN         Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
                   S&P    Moody's   Face                                                                          Value
State            Ratings  Ratings  Amount                       Issue                                           (Note 1a)
Alabama--0.5%     AAA     Aaa     $ 6,000   Huntsville, Alabama, Health Care Authority, Health Care
                                            Facilities Revenue Bonds, Series B, 6.625% due 6/01/2004 (d)(g)     $  6,784

Alaska--0.8%      AAA     Aaa      10,410   Alaska State Housing Finance Corporation, RITR, Series 2,
                                            7.27% due 12/01/2024 (d)(f)(i)(j)                                     11,152

Arizona--0.5%     A1+     P1        2,100   Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                            Refunding (Arizona Public Service Company), VRDN, Series E,
                                            4.10% due 5/01/2029 (a)                                                2,100
                  NR*     NR*       5,000   Mohave County, Arizona, IDA, IDR (North Star Steel Company
                                            Project), AMT, 6.70% due 3/01/2020                                     5,456

California--18.2%                           Anaheim, California, Public Financing Authority, Lease Revenue
                                            Bonds (Public Improvements Project), Senior Series A (e):
                  AAA     Aaa       5,250     6% due 9/01/2024                                                     5,848
                  AAA     Aaa      17,000     5% due 3/01/2037                                                    16,030
                                            California HFA, Revenue Bonds, AMT:
                  A+      Aa2       3,750     RIB, 9.162% due 8/01/2023 (j)                                        4,252
                  AAA     Aaa       1,595     Series E, 7% due 8/01/2026 (d)                                       1,682
                                            California State, GO (b):
                  AAA     Aaa      10,680     5.90% due 3/01/2005 (g)                                             11,676
                  AAA     Aaa         405     5.90% due 3/01/2025                                                    423
                  AAA     Aaa      10,000     Refunding, 5.25% due 6/01/2021                                       9,868
                                            California State Public Works Board, Lease Revenue Bonds:
                  A       A2       12,755     (California State University), Series C, 5.40% due 10/01/2022       12,720
                  A       Aaa       8,500     (Department of Corrections--Monterey County Soledad II),
                                              Series A, 7% due 11/01/2004 (g)                                      9,866
                  A+      A         2,750     (Various California State University Projects), Series A, 6.375%
                                              due 10/01/2004 (g)                                                   3,079
                                            Los Angeles, California, Harbor Department Revenue Bonds, AMT:
                  AAA     Aaa       4,000     RITR, Series 7, 7.995% due 11/01/2026 (d)(j)                         4,905
                  AAA     Aaa       6,330     Series B, 6.625% due 8/01/2019 (b)                                   6,857
                  AAA     Aaa       8,725     Series B, 6.625% due 8/01/2025 (b)                                   9,462
                  AAA     Aaa      10,000   Los Angeles, California, Wastewater System Revenue Bonds,
                                            Series A, 5% due 6/01/2028 (c)                                         9,508
                  AAA     Aaa      15,000   Los Angeles County, California, Metropolitan Transportation
                                            Authority, Sales Tax Revenue Bonds (Proposition A--First Tier),
                                            Senior Series A, 6% due 7/01/2026 (d)                                 15,939




MuniYield Insured Fund, Inc.
April 30, 1998




SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
                   S&P    Moody's   Face                                                                          Value
State            Ratings  Ratings  Amount                       Issue                                           (Note 1a)
California        AAA     Aaa     $19,430   Los Angeles County, California, Public Works Financing
(concluded)                                 Authority, Lease Revenue Bonds (Multiple Capital Facilities
                                            Project), Series V-B, 5.125% due 12/01/2029 (b)                     $ 18,709
                  AAA     Aaa       5,000   Los Angeles County, California, Transportation Commission,
                                            Sales Tax Revenue Refunding Bonds, Series B, 6.50% due
                                            7/01/2015 (c)                                                          5,373
                  AAA     Aaa       2,190   Northern California Transmission Revenue Bonds (California--
                                            Oregon Transmission Project), Series A, 6.50% due 5/01/2016 (d)        2,370
                  AAA     Aaa       6,720   Port Oakland, California, Port Revenue Bonds, AMT, Series G,
                                            5.50% due 11/01/2017 (d)                                               6,835
                  AAA     Aaa       3,000   Sacramento, California, Municipal Utility District, Electric
                                            Revenue Bonds, Series I, 6% due 1/01/2024 (d)                          3,175
                  AAA     Aaa      10,000   San Diego, California, Public Facilities Financing Authority,
                                            Sewer Revenue Bonds, Series A, 5.25% due 5/15/2027 (c)                 9,868
                                            San Francisco, California, Bay Area Rapid Transit District,
                                            Sales Tax Revenue Bonds (c):
                  AAA     Aaa       5,615     5.50% due 7/01/2005 (g)                                              6,003
                  AAA     Aaa       6,865     5.50% due 7/01/2020                                                  6,941
                                            San Francisco, California, City and County Airports Commission,
                                            International Airport Revenue Bonds (International Airport),
                                            Second Series:
                  AAA     Aaa       6,000     AMT, Issue 6, 6.60% due 5/01/2024 (b)                                6,513
                  AAA     Aaa       2,500     Issue 8B, 6.10% due 5/01/2025 (c)                                    2,668
                  AAA     Aaa       9,500     Issue 9B, 5.25% due 5/01/2020 (c)                                    9,378
                  AAA     Aaa       5,000   San Francisco, California, City and County, COP (San
                                            Francisco Courthouse Project), 5.875% due 4/01/2021 (e)                5,231
                  AAA     Aaa      10,000   San Francisco, California, City and County Sewer Revenue
                                            Bonds, Series A, 5.95% due 10/01/2025 (c)                             10,481
                  AAA     Aaa      10,125   San Joaquin Hills, California, Transportation Corridor Agency,
                                            Toll Road Revenue Bonds, RITR, 6.12% due 1/15/2030 (d)(j)              9,695
                                            San Jose, California, Redevelopment Agency, Tax Allocation
                                            Refunding Bonds (Merged Area Redevelopment Project)(d):
                  AAA     Aaa       6,895     5.60% due 8/01/2019                                                  7,056
                  AAA     Aaa       5,725     5.625% due 8/01/2025                                                 5,861
                  AAA     Aaa       8,000   Santa Clara, California, Electric Revenue Refunding Bonds,
                                            Series A, 5% due 7/01/2027 (b)                                         7,611
                  AAA     Aaa       2,000   Santa Clara County, California, Financing Authority, Lease
                                            Revenue Bonds (VMC Facility Replacement Project), Series A,
                                            6.75% due 11/15/2004 (b)(g)                                            2,297
                                            Santa Rosa, California, Wastewater Revenue Refunding
                                            Bonds (c):
                  AAA     Aaa       3,000     Series A, 5.25% due 9/01/2016                                        3,042
                  AAA     Aaa       3,295     Series B, 6.125% due 9/01/2017                                       3,517

Colorado--1.8%    AAA     Aaa      10,000   Colorado Public Highway Authority, Revenue Refunding Bonds
                                            (E-470), Senior Series A, 4.75% due 9/01/2023 (d)                      9,159
                  AAA     Aa2      14,500   Colorado Springs, Colorado, Utilities Revenue Bonds, Series
                                            A, 6.10% due 11/15/2005 (g)                                           15,999
                  AAA     Aaa         105   Douglas County, Colorado, School District No. 1 (Douglas and
                                            Elbert Counties Improvement), Series A, 6.50% due
                                            12/15/2016 (d)                                                           116

Connecticut       AAA     Aaa       9,695   Connecticut State, HFA (Housing Mortgage Finance Program),
--1.2%                                      Series B, 6.75% due 11/15/2023 (d)                                    10,482
                                            Connecticut State Health and Educational Facilities
                                            Authority Revenue Bonds (Nursing Home Program):
                  AA-     A1        5,000     (AHF/Hartford), 7.125% due 11/01/2024                                5,689
                  AA-     A1        1,035     (AHF/Windsor Project), 7.125% due 11/01/2024                         1,178




MuniYield Insured Fund, Inc.
April 30, 1998




SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
                   S&P    Moody's   Face                                                                          Value
State            Ratings  Ratings  Amount                       Issue                                           (Note 1a)
Delaware--0.3%    AAA     Aaa     $ 3,525   Delaware Transportation Authority, Transportation System
                                            Revenue Bonds, 7% due 7/01/2004 (c)(g)                               $ 4,061

District of       AAA     Aaa      20,100   Metropolitan Washington, District of Columbia, Virginia
Columbia--1.6%                              Airports Authority, General Airport Revenue Bonds, AMT,
                                            Series A, 6.625% due 10/01/2019 (d)                                   21,820

Florida--0.5%     A1+     VMIG1++     900   Dade County, Florida, Water and Sewer System Revenue Bonds,
                                            VRDN, 4% due 10/05/2022 (a)(c)                                           900
                  AAA     Aaa       5,000   Orange County, Florida, Tourist Development Tax Revenue
                                            Bonds, Series B, 6.50% due 10/01/2002 (b)(g)                           5,518

Georgia--1.5%     AAA     Aaa      10,000   Georgia Municipal Electric Authority, Power Revenue Bonds,
                                            Series EE, 6.40% due 1/01/2023 (b)                                    10,938
                  AAA     Aaa       6,500   Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales
                                            Tax Revenue Bonds, Second Indenture, Series A, 6.90% due
                                            7/01/2004 (d)(g)                                                       7,449
                  AAA     Aaa       2,000   Municipal Electric Authority, Georgia (Project One),
                                            Sub-Series A, 6.50% due 1/01/2004 (b)(g)                               2,236

Hawaii--2.1%                                Hawaii State Airports Systems Revenue Bonds, AMT, Second
                                            Series (d):
                  AAA     Aaa       6,000     7% due 7/01/2018                                                     6,487
                  AAA     Aaa      17,145     6.75% due 7/01/2021                                                 18,411
                  AAA     Aaa       5,000   Hawaii State, Series CR, 4.75% due 4/01/2018 (d)                       4,647

Illinois--4.4%    AAA     Aaa       9,160   Chicago, Illinois, Midway Airport Revenue Bonds, AMT, Series
                                            A, 6.25% due 1/01/2024 (d)                                             9,767
                  AAA     Aaa       3,870   Chicago, Illinois, O'Hare International Airport, Special
                                            Facilities Revenue Bonds (International Terminal), AMT, 6.75%
                                            due 1/01/2018 (d)                                                      4,179
                  AAA     Aaa      10,000   Chicago, Illinois, Project and Refunding Bonds, UT, 5.25% due
                                            1/01/2020 (c)                                                          9,784
                  AAA     Aaa      12,000   Chicago, Illinois, Public Building Commission, Building
                                            Revenue Bonds, Series A, 6.50% due 1/01/2018 (d)(h)                   12,442
                  AAA     Aaa       6,000   Chicago, Illinois, Wastewater Transmission Revenue Bonds,
                                            6.375% due 1/01/2005 (d)(g)                                            6,734
                  AAA     Aaa      10,000   Chicago, Illinois, Water Revenue Refunding Bonds, 5.25% due
                                            11/01/2027 (c)                                                         9,722
                  AAA     Aaa       3,000   Illinois Health Facilities Authority Revenue Bonds (Servantcor
                                            Project), Series A, 6.375% due 8/15/2021 (e)                           3,271
                                            Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                            State Tax Revenue Bonds (McCormick Place Expansion Project),
                                            Series A (b):
                  AAA     Aaa       5,000     6.50% due 6/15/2003 (g)                                              5,560
                  AAA     Aaa         175     6.50% due 6/15/2027                                                    191

Indiana--1.8%     AAA     Aaa       3,150   Hammond, Indiana, Multi-School Building Corporation, Refunding
                                            (First Mortgage), 5.75% due 1/15/2017 (d)                              3,287
                  AAA     Aaa       2,400   Indiana State Vocational Technical College Building Facilities
                                            Refunding Bonds (Student Fee), Series D, 6.50% due 7/01/2014 (b)       2,651
                  AAA     Aaa      10,000   Indianapolis, Indiana, Economic Development Revenue Bonds
                                            (Archdiocese of Indianapolis Education Facilities Project),
                                            5.50% due 7/01/2026 (d)                                               10,116
                  AAA     Aaa       5,000   Indianapolis, Indiana, Gas Utility Revenue Bonds, Series A,
                                            6.20% due 6/01/2023 (c)                                                5,349
                  AA      NR*       3,000   Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                            Refunding, Series D, 6.75% due 2/01/2020                               3,306




MuniYield Insured Fund, Inc.
April 30, 1998




SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
                   S&P    Moody's   Face                                                                          Value
State            Ratings  Ratings  Amount                       Issue                                           (Note 1a)
Iowa--0.1%        AAA     Aaa     $ 1,945   Iowa Financing Authority, S/F Mortgage, Refunding, Series F,
                                            6.35% due 7/01/2009 (b)                                             $  2,046

Kansas--1.9%      AAA     Aaa      20,250   Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                            Company Project), 7% due 6/01/2031 (d)                                21,954
                  AAA     Aaa       5,000   Kansas State Turnpike Authority, Turnpike Revenue Refunding
                                            Bonds, 5.25% due 9/01/2017 (b)                                         4,988

Maryland--0.3%                              Maryland State Community Development Administration,
                                            Department of Housing and Community Development:
                  NR*     Aa        2,085     M/F Housing Revenue Bonds, Series C, 6.65% due 5/15/2025             2,218
                  NR*     Aa2       1,985     S/F Program, AMT, Second Series, 6.55% due 4/01/2026                 2,116

Massachusetts                               Massachusetts State Consolidation Loan, GO, UT, Series B (d):
--7.3%            AAA     Aaa       9,160     4.75% due 4/01/2017                                                  8,584
                  AAA     Aaa       9,595     4.75% due 4/01/2018                                                  8,973
                                            Massachusetts State Health and Educational Facilities
                                            Authority Revenue Bonds:
                  AAA     Aaa       5,000     (Massachusetts General Hospital), Series F, 6.25% due
                                              7/01/2020 (b)                                                        5,406
                  AAA     Aaa       7,130     (New England Medical Center Hospitals), Series F, 6.625% due
                                              7/01/2025 (c)                                                        7,747
                  AAA     Aaa      10,000     (Northeastern University), Series E, 6.55% due 10/01/2022 (d)       10,914
                  AAA     Aaa       6,175   Massachusetts State Industrial Finance Agency Revenue Bonds
                                            (Tufts University), Series H, 4.75% due 2/15/2028 (d)                  5,617
                  AAA     Aaa      45,000   Massachusetts State Turnpike Authority, Metropolitan Highway
                                            System Revenue Bonds, Series A, 5% due 1/01/2037 (d)                  42,226
                  AAA     Aaa       3,250   Massachusetts State Turnpike Authority, Western Turnpike
                                            Revenue Bonds, Series A, 5.55% due 1/01/2017 (d)                       3,284
                  AAA     Aaa      10,620   Massachusetts State Water Resource Authority, General Bonds,
                                            Series A, 4.75% due 8/01/2027 (e)                                      9,581

Michigan--3.1%    AAA     Aaa       2,750   Caledonia, Michigan, Community Schools, Refunding, UT,
                                            6.625% due 5/01/2014 (b)                                               2,992
                  AAA     Aaa      21,750   Michigan State Strategic Fund, Limited Obligation Revenue
                                            Refunding Bonds (Detroit Edison Company Pollution Project),
                                            6.875% due 12/01/2021 (c)                                             23,624
                                            Monroe County, Michigan, PCR (Detroit Edison Company),
                                            AMT (d):
                  AAA     Aaa       5,000     Series CC, 6.55% due 6/01/2024                                       5,417
                  AAA     Aaa       8,500     Series I-B, 6.55% due 9/01/2024                                      9,232
                  A1+     VMIG1++   1,600   Royal Oak, Michigan, Hospital Finance Authority, Hospital
                                            Revenue Bonds (William Beaumont Hospital), VRDN, Series L,
                                            4.15% due 1/01/2027 (a)                                                1,600
                  A1+     VMIG1++     400   University of Michigan, University Hospital Revenue Bonds,
                                            VRDN, Series A, 4.10% due 12/01/2027 (a)                                 400

Minnesota--1.5%   A-      Baa1      4,500   Minneapolis and St. Paul, Minnesota, Housing and
                                            Redevelopment Authority, Health Care System Revenue Bonds
                                            (Group Health Plan Inc. Project), 6.90% due 10/15/2022                 4,914
                                            Minnesota State, HFA, S/F Mortgage, AMT:
                  AA      Aa2       3,590     Series H, 6.50% due 1/01/2026                                        3,767
                  AA      Aa2       2,790     Series L, 6.70% due 7/01/2020                                        2,956
                  AA+     NR*      10,000   Rochester, Minnesota, Health Care Facilities Revenue Bonds
                                            (Mayo Foundation), Series A, 5.50% due 11/15/2027                     10,043




MuniYield Insured Fund, Inc.
April 30, 1998




SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
                   S&P    Moody's   Face                                                                          Value
State            Ratings  Ratings  Amount                       Issue                                           (Note 1a)
Mississippi       AAA     Aaa    $  3,930   Mississippi Hospital Equipment and Facilities Authority,
--0.3%                                      Revenue Refunding Bonds (Mississippi Baptist Medical Center),
                                            6.50% due 5/01/2011 (d)                                             $  4,330

Missouri--0.6%    AAA     Aaa       7,000   Kansas City, Missouri, Airport Revenue Bonds, General
                                            Improvement, Series B, 6.875% due 9/01/2004 (e)(g)                     7,985

Montana--0.4%     BBB     Baa2      2,040   Lewis & Clark County, Montana, Environmental Revenue
                                            Refunding Bonds (Asarco Inc. Project), 5.60% due 1/01/2027             2,041
                  AAA     Aaa       4,500   Montana State Health Facilities Authority Revenue Bonds
                                            (Sisters of Charity Leavenworth), 5% due 12/01/2024 (d)                4,253

Nebraska--0.3%    AAA     Aaa       5,000   Nebraska Public Power District Revenue Bonds (Power Supply
                                            System), Series A, 5.25% due 1/01/2022 (d)                             4,920

Nevada--6.5%      AAA     Aaa      15,000   Clark County, Nevada, GO, School District, 6% due 6/15/2014 (c)       16,019
                  AAA     Aaa       5,000   Humboldt County, Nevada, PCR, Refunding (Sierra Pacific
                                            Project), 6.55% due 10/01/2013 (b)                                     5,424
                  AAA     Aaa      16,775   Nevada State, RITR, Series 36, 6.22% due 11/01/2025 (c)(j)            17,173
                  AAA     Aaa      27,350   Nevada State, Refunding (Municipal Bond Book Project
                                            Nos. 65 and R-6), 4.75% due 5/15/2026 (d)                             24,980
                                            Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra
                                            Pacific Power Company), AMT:
                  AAA     Aaa       5,000     6.65% due 6/01/2017 (d)                                              5,433
                  AAA     Aaa      15,000     6.65% due 12/01/2017 (b)                                            16,267
                  AAA     Aaa       5,000     6.55% due 9/01/2020 (d)                                              5,432

New Jersey--0.4%  AAA     Aaa       5,000   New Jersey State Housing and Mortgage Finance Agency
                                            Revenue Bonds (Home Buyer), AMT, Series K, 6.375% due
                                            10/01/2026 (d)                                                         5,332

New Mexico--1.3%  AAA     Aaa      10,000   Farmington, New Mexico, PCR, Refunding (Southern California
                                            Edison Company), Series A, 5.875% due 6/01/2023 (d)                   10,395
                  AAA     Aaa       5,750   Gallup, New Mexico, PCR, Refunding (Plains Electric
                                            Generation), 6.65% due 8/15/2017 (d)                                   6,263
                  NR*     A         1,635   New Mexico Educational Assistance Foundation, Student Loan
                                            Revenue Bonds, AMT, First Sub-Series A-2, 6.65% due 11/01/2025         1,760

New York--13.5%   AAA     Aaa       3,500   Metropolitan Transportation Authority, New York, Commuter
                                            Facilities Revenue Bonds, RITR, Series 9, 7.72% due
                                            7/01/2026 (j)                                                          4,047
                  BBB+    Baa1     10,980   Metropolitan Transportation Authority, New York, Transit
                                            Facilities Service Contract, Refunding, Series 5, 7% due
                                            7/01/2012                                                             11,914
                  AAA     Aaa       5,000   New York City, New York, Cultural Resource Trust Revenue Bonds
                                            (American Musuem of National History), Series A, 5.65% due
                                            4/01/2027 (d)                                                          5,127
                  AAA     Aaa       6,180   New York City, New York, Educational Construction Fund
                                            Revenue Bonds, Junior Sub-Lien, 5.50% due 4/01/2026 (b)                6,255
                  BBB+    A3       15,000   New York City, New York, GO, Series D, 5.25% due 8/01/2021            14,529
                                            New York City, New York, Municipal Water Finance Authority,
                                            Water and Sewer System Revenue Bonds:
                  AAA     Aaa      25,830     RITR, Series RI-97-6, 6.995% due 6/15/2026 (d)(j)                   27,638
                  A1+     VMIG1++  17,770     VRDN, Series 93-C, 4.10% due 6/15/2022 (a)(c)                       17,770
                  A1+     VMIG1++     200     VRDN, Series C, 4.10% due 6/15/2023 (a)(c)                             200
                  AA      Aa3      14,000   New York City, New York, Transitional Finance Authority
                                            Revenue Bonds (Future Tax Secured), Series A, 5% due
                                            8/15/2027                                                             13,258




MuniYield Insured Fund, Inc.
April 30, 1998




SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
                   S&P    Moody's   Face                                                                          Value
State            Ratings  Ratings  Amount                       Issue                                           (Note 1a)
New York                                    New York State Dormitory Authority Revenue Bonds:
(concluded)       AAA     Aaa     $10,000     (City University System), Consolidated Third Series
                                              1, 5% due 7/01/2026 (c)                                           $  9,507
                  AAA     Aaa      20,150     Refunding (New York and Presbyterian Hospitals), 4.75% due
                                              8/01/2027 (b)                                                       18,426
                  AAA     Aaa       7,000     Refunding (Pace University), 5.70% due 7/01/2022 (d)                 7,251
                  A-      A3        7,595     Refunding (State University Educational Facilities), Series B,
                                              7% due 5/15/2016                                                     8,085
                  AAA     Aaa       8,000     (State University Educational Facilities), Series A, 4.75%
                                              due 5/15/2025 (d)                                                    7,307
                  AAA     Aaa       6,000   New York State Energy Research and Development Authority,
                                            Gas Facilities Revenue Bonds, RITR, Series 9, 6.52% due
                                            1/01/2021 (d)(j)                                                       6,165
                  AAA     Aaa      33,150   New York State Local Government Assistance Corporation,
                                            Refunding, Series B, 4.875% due 4/01/2020 (d)                         31,131

North Carolina    AAA     Aaa       7,500   North Carolina, Medical Care Commission, Hospital Revenue
--0.5%                                      Refunding Bonds (Rex Healthcare), 5% due 6/01/2017 (b)                 7,206

North Dakota--0.5%                          Grand Forks, North Dakota, Health Care Facilities Revenue
                                            Bonds (d):
                  AAA     Aaa       3,725     (Altru Health System Obligation Group), 5.60% due 8/15/2017          3,801
                  AAA     Aaa       2,500     (United Hospital Obligated Group), 6.25% due 12/01/2024              2,724

Ohio--0.4%        AAA     Aaa       2,500   North Canton, Ohio School District Improvement, GO, UT, 6.70%
                                            due 12/01/2004 (b)(g)                                                  2,857
                  AAA     Aaa       2,500   Ohio State Higher Educational Facilities Commission, Mortgage
                                            Revenue Bonds (University of Dayton Project), 6.60% due
                                            12/01/2017 (c)                                                         2,769

Oregon--1.0%      AA      Aa2       9,000   Oregon State, Veterans Welfare, Series 77, 5.30% due 10/01/2029        8,972
                  AAA     Aaa       5,000   Port of Portland, Oregon, International Airport Revenue Bonds
                                            (Portland International Airport), AMT, Series 11, 5.625% due
                                            7/01/2026 (c)                                                          5,091

Pennsylvania      A1+     P1          400   Beaver County, Pennsylvania, IDA, PCR, Refunding (Duquesne
--2.2%                                      Light Company--Mansfield), VRDN, Series B, 4.05% due
                                            8/01/2009 (a)                                                            400
                  AAA     Aaa      16,000   Montgomery County, Pennsylvania, IDA, PCR, Refunding
                                            (Philadelphia Electric Company), Series B, 6.70% due
                                            12/01/2021 (d)                                                        17,315
                  AA+     Aa2       4,000   Pennsylvania, HFA, RIB, AMT, 8.293% due 4/01/2025 (j)                  4,320
                                            Pennsylvania State Higher Educational Facilities Authority,
                                            Revenue Refunding Bonds (Carnegie Mellon University),
                                            VRDN (a):
                  A1+     NR*       5,400     Series A, 4.15% due 11/01/2025                                       5,400
                  A1+     NR*       3,000     Series C, 4.15% due 11/01/2029                                       3,000

South Carolina    AAA     Aaa      10,000   Piedmont, South Carolina, Municipal Power Agency, Electric
--2.0%                                      Revenue Refunding Bonds, 6.30% due 1/01/2003 (d)(g)                   10,979
                  AAA     Aaa       4,850   South Carolina State Public Service Authority, Revenue
                                            Refunding Bonds, Series B, 5.875% due 1/01/2023 (c)                    5,085
                  AAA     Aaa       7,000   Spartanburg County, South Carolina, Hospital Facilities
                                            Revenue Refunding Bonds (Spartanburg General Hospital
                                            System), Series A, 6.625% due 4/15/2022 (e)                            7,585
                  NR*     NR*       4,200   Spartanburg County, South Carolina, Solid Waste Disposal
                                            Facilities Revenue Bonds (BMW Project), AMT, 7.55% due
                                            11/01/2024                                                             4,828




MuniYield Insured Fund, Inc.
April 30, 1998




SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
                   S&P    Moody's   Face                                                                          Value
State            Ratings  Ratings  Amount                       Issue                                           (Note 1a)
Tennessee--0.7%   AAA     Aaa    $  3,820   Johnson City, Tennessee, Health and Educational Facilities
                                            Board, Hospital Revenue Refunding and Improvement Bonds
                                            (Johnson City Medical Center), 6.75% due 7/01/2016 (d)             $   4,126
                  A+      A1        4,900   Tennessee, HDA, Mortgage Finance, AMT, Series A, 6.90% due
                                            7/01/2025                                                              5,239

Texas--8.2%       AAA     Aaa       3,200   Bexar, Texas, Metropolitan Water District, Waterworks System
                                            Revenue Refunding Bonds, 6.35% due 5/01/2025 (d)                       3,524
                                            Brazos River Authority, Texas, PCR (Texas Utilities Electric
                                            Company Project), AMT (b):
                  AAA     Aaa      11,500     Refunding, 6.50% due 12/01/2027                                     12,466
                  AAA     Aaa       3,800     Series A, 6.75% due 4/01/2022                                        4,118
                  AAA     Aaa       7,000   Brazos River Authority, Texas, Revenue Refunding Bonds
                                            (Houston Light and Power), Series A, 6.70% due 3/01/2017 (b)           7,590
                                            Harris County, Texas, Health Facilities Development
                                            Corporation, Hospital Revenue Bonds:
                  A1+     NR*      27,100     (Methodist Hospital), VRDN, 4.15% due 12/01/2025 (a)                27,100
                  AAA     Aaa       2,150     RITR, Series 12, 8.27% due 10/01/2004 (d)(g)(j)                      2,628
                  AAA     Aaa       7,675     RITR, Series 23, 6.02% due 6/01/2027 (e)(j)                          7,243
                  A1+     NR*       2,000     (Saint Lukes Episcopal Hospital), VRDN, Series A, 4.15% due
                                              2/15/2027 (a)                                                        2,000
                  AAA     Aaa       6,885   Houston, Texas, Airport System Revenue Bonds (Sub-Lien), AMT,
                                            Series A, 6.75% due 7/01/2021 (c)                                      7,393
                  AAA     Aaa       4,465   Houston, Texas, Water and Sewer System Revenue Bonds, Junior
                                            Lien, Series A, 6.375% due 12/01/2022 (d)                              4,852
                                            Matagorda County, Texas, Navigation District No. 1, Revenue
                                            Refunding Bonds (Houston Light and Power Company Project)(b):
                  AAA     Aaa      11,795     Series A, 6.70% due 3/01/2027                                       12,789
                  A1+     VMIG1++   2,500     VRDN, AMT, Series 1997, 4.20% due 11/01/2028 (a)                     2,500
                                            Sabine River Authority, Texas, PCR, Refunding (Texas Utilities
                                            Electric Company Project):
                  AAA     Aaa       1,500     6.55% due 10/01/2022 (c)                                             1,631
                  A1+     VMIG1++     800     VRDN, Series A, 4.10% due 3/01/2026 (a)(b)                             800
                  SP1+    MIG1++   17,600   Texas State, TRAN, Series A, 4.75% due 8/31/1998                      17,655

Utah--0.3%        AAA     Aaa       4,000   Salt Lake City, Utah, Airport Revenue Bonds, AMT, Series A,
                                            6.125% due 12/01/2022 (c)                                              4,242

Virginia--2.3%    AAA     Aaa       5,540   Loudon County, Virginia, COP, 6.90% due 3/01/2019 (e)                  6,180
                  AAA     Aaa       6,900   Upper Occoquan, Virginia, Sewer Authority, Regional Sewer
                                            Revenue Bonds, Series A, 4.75% due 7/01/2029 (d)                       6,265
                                            Virginia State, HDA, Commonwealth Mortgage:
                  AAA     Aaa       9,000     AMT, Series A, Sub-Series A-4, 6.45% due 7/01/2028 (d)               9,585
                  AA+     Aa1       6,000     AMT, Series B, Sub-Series B-1, 6.375% due 7/01/2026                  6,356
                  AA+     Aa1       3,500     Series J, Sub-Series J-2, 6.75% due 7/01/2017                        3,755

Washington--8.7%  AAA     Aaa       6,595   Chelan County, Washington, Public Utility District No. 001,
                                            Consolidated Revenue Refunding Bonds (Chelan Hydro), AMT,
                                            Series B, 6.35% due 7/01/2026 (d)                                      7,189
                                            Port Seattle, Washington, Revenue Bonds:
                  AAA     Aaa      10,000     Series A, 5.50% due 10/01/2017 (c)                                  10,214
                  AAA     Aaa       9,495     (Sub-Lien), Series C, 6.625% due 8/01/2017 (d)                      10,347
                                            Seattle, Washington, Metropolitan Seattle Municipality, Sewer
                                            Revenue Bonds, Series W (d):
                  AAA     Aaa       1,465     6.25% due 1/01/2021                                                  1,576
                  AAA     Aaa       1,750     6.25% due 1/01/2022                                                  1,883




MuniYield Insured Fund, Inc.
April 30, 1998




SCHEDULE OF INVESTMENTS (concluded)                                                                        (in Thousands)
                   S&P    Moody's   Face                                                                          Value
State            Ratings  Ratings  Amount                       Issue                                           (Note 1a)
Washington        AAA     Aaa     $ 5,000   Snohomish County, Washington, Public Utility District No. 001,
(concluded)                                 Electric Revenue Bonds (Generation System), AMT, Series B,
                                            5.80% due 1/01/2024 (d)                                             $  5,130
                  AAA     Aaa       7,875   Spokane, Washington, Lease Revenue Refunding Bonds
                                            (Financing--Multi-Purpose Arena Project), AMT, Series A,
                                            6.60% due 1/01/2014 (b)                                                8,476
                  AAA     Aaa       6,000   Tacoma, Washington, Refuse Utility Revenue Bonds, 7% due
                                            12/01/2004 (b)(g)                                                      6,951
                  AAA     Aaa       8,705   Tacoma Washington, Solid Waste Utility, Revenue Refunding
                                            Bonds, Series B, 5.50% due 12/01/2019 (b)                              8,816
                  AAA     Aaa       2,000   University of Washington Alumni Association, Lease Revenue
                                            Bonds (University of Washington Medical Center--Roosevelt II),
                                            6.25% due 8/15/2012 (e)                                                2,177
                  AAA     Aaa      14,860   Washington State, GO, Series C, 5% due 1/01/2022 (c)                  14,185
                                            Washington State Health Care Facilities Authority Revenue Bonds:
                  A+      A1        8,300     (Children's Hospital and Medical Center), 6% due 10/01/2022          8,434
                  AAA     Aaa       5,000     Refunding (Catholic Health Initiatives), Series A, 5.125% due
                                              12/01/2021 (d)                                                       4,773
                  AAA     Aaa       2,500     (Virginia Mason Obligation Group of Seattle), 6.30% due
                                              2/15/2017 (d)                                                        2,687
                                            Washington State Public Power Supply System, Revenue
                                            Refunding Bonds:
                  AAA     Aaa      13,095     (Nuclear Project No. 1), Series A, 6.25% due 7/01/2017 (d)          14,070
                  AAA     Aaa      10,000     (Nuclear Project No. 1), Series B, 5.125% due 7/01/2017 (b)          9,743
                  AAA     Aaa       4,800     (Nuclear Project No. 3), Series A, 5.25% due 7/01/2016 (e)           4,739

West              AAA     Aaa       4,425   Harrison County, West Virginia, County Commission, Solid
Virginia--0.4%                              Waste Disposal Revenue Bonds (Monongahela Power), AMT,
                                            Series C, 6.75% due 8/01/2024 (b)                                      4,901

Wisconsin--2.0%   AA      Aa        2,000   Wisconsin, Housing and EDA, Home Ownership Revenue Bonds,
                                            AMT, Series B, 6.75% due 9/01/2025                                     2,117
                                            Wisconsin Public Power Inc., Power Supply System Revenue
                                            Bonds, Series A (d):
                  AAA     Aaa       5,000     6% due 7/01/2015                                                     5,366
                  AAA     Aaa      13,685     5.75% due 7/01/2023                                                 14,174
                                            Wisconsin State Health and Educational Facilities Authority,
                                            Revenue Refunding Bonds (Wheaton--Franciscan Services)(d):
                  AAA     Aaa       3,955     6.50% due 8/15/2011                                                  4,237
                  AAA     Aaa       2,000     6% due 8/15/2015                                                     2,074


Total Investments (Cost--$1,352,278)--101.9%                                                                   1,425,524

Liabilities in Excess of Other Assets--(1.9%)                                                                    (27,175)
                                                                                                              ----------
Net Assets--100.0%                                                                                            $1,398,349
                                                                                                              ==========



(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)FSA Insured.
(f)FNMA Collateralized.
(g)Prerefunded.
(h)Escrowed to maturity.
(i)GNMA Collateralized.
(j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.


See Notes to Financial Statements.



MuniYield Insured Fund, Inc.
April 30, 1998




FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1998
Assets:             Investments, at value (identified cost--$1,352,278,152)
                    (Note 1a)                                                                             $1,425,524,132
                    Cash                                                                                         112,389
                    Receivables:
                      Securities sold                                                   $   32,132,529
                      Interest                                                              22,997,266        55,129,795
                                                                                        --------------
                    Prepaid expenses and other assets                                                             73,373
                                                                                                          --------------
                    Total assets                                                                           1,480,839,689
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                  80,748,624
                      Dividends to shareholders (Note 1f)                                    1,029,750
                      Investment adviser (Note 2)                                              582,026        82,360,400
                                                                                        --------------
                    Accrued expenses and other liabilities                                                       129,891
                                                                                                          --------------
                    Total liabilities                                                                         82,490,291
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,398,349,398
                                                                                                          ==============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (17,600 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                             $  440,000,000
                      Common Stock, par value $.10 per share (61,351,136 shares
                      issued and outstanding)                                           $    6,135,114
                    Paid-in capital in excess of par                                       858,201,728
                    Undistributed investment income--net                                    11,844,466
                    Undistributed realized capital gains on investments--net                 8,922,110
                    Unrealized appreciation on investments--net                             73,245,980
                                                                                        --------------
                    Total--Equivalent to $15.62 net asset value per share of
                    Common Stock (market price--$14.875)                                                     958,349,398
                                                                                                          --------------
                    Total capital                                                                         $1,398,349,398
                                                                                                          ==============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



MuniYield Insured Fund, Inc.
April 30, 1998




FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                          April 30, 1998
Investment Income   Interest and amortization of premium and discount earned                              $   39,192,558
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                   $    3,484,945
                    Commission fees (Note 4)                                                   555,700
                    Accounting services (Note 2)                                                81,103
                    Transfer agent fees                                                         77,687
                    Professional fees                                                           51,774
                    Custodian fees                                                              37,859
                    Directors' fees and expenses                                                36,576
                    Printing and shareholder reports                                            22,640
                    Listing fees                                                                18,956
                    Pricing fees                                                                12,333
                    Other                                                                       18,067
                                                                                        --------------
                    Total expenses                                                                             4,397,640
                                                                                                          --------------
                    Investment income--net                                                                    34,794,918
                                                                                                          --------------

Realized &          Realized gain on investments--net                                                         20,477,357
Unrealized          Change in unrealized appreciation on investments--net                                    (22,949,489)
Gain (Loss)                                                                                               --------------
on Investments      Net Increase in Net Assets Resulting from Operations                                  $   32,322,786
--Net (Notes 1b,                                                                                          ==============
1d & 3):

                    See Notes to Financial Statements.



MuniYield Insured Fund, Inc.
April 30, 1998




FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                         For the Six         For the
                                                                                         Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                      April 30, 1998    Oct. 31, 1997
Operations:         Investment income--net                                              $   34,794,918    $   67,509,823
                    Realized gain on investments--net                                       20,477,357        12,466,054
                    Change in unrealized appreciation on investments--net                  (22,949,489)       21,056,912
                                                                                        --------------    --------------
                    Net increase in net assets resulting from operations                    32,322,786       101,032,789
                                                                                        --------------    --------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                         (27,278,985)      (51,886,380)
Shareholders          Preferred Stock                                                       (6,091,740)      (13,590,316)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                          (9,753,910)       (6,926,993)
                      Preferred Stock                                                       (2,462,754)       (1,762,542)
                                                                                        --------------    --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                          (45,587,389)      (74,166,231)
                                                                                        --------------    --------------

Capital Stock       Proceeds from issuance of Common Stock resulting from
Transactions        reorganization                                                                  --       243,897,323
(Notes 1e & 4):     Offering costs from issuance of Common Stock resulting from
                    reorganization                                                                  --          (622,402)
                    Proceeds from issuance of Preferred Stock resulting from
                    reorganization                                                                  --       120,000,000
                                                                                        --------------    --------------
                    Net increase in net assets derived from capital stock
                    transactions                                                                    --       363,274,921
                                                                                        --------------    --------------

Net Assets:         Total increase (decrease) in net assets                                (13,264,603)      390,141,479
                    Beginning of period                                                  1,411,614,001     1,021,472,522
                                                                                        --------------    --------------
                    End of period*                                                      $1,398,349,398    $1,411,614,001
                                                                                        ==============    ==============

                   *Undistributed investment income--net                                $   11,844,466    $   10,420,273
                                                                                        ==============    ==============


                    See Notes to Financial Statements.



MuniYield Insured Fund, Inc.
April 30, 1998




FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.           Months Ended
                                                                   April 30,         For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                              1998       1997       1996        1995       1994
Per Share           Net asset value, beginning of period           $  15.84   $  15.52   $  15.46   $  13.85    $  16.76
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .57       1.15       1.18       1.20        1.20
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.05)       .54        .15       1.66       (2.66)
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .52       1.69       1.33       2.86       (1.46)
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                           (.44)      (.92)      (.91)      (.92)       (.98)
                      Realized gain on investments--net                (.16)      (.15)      (.09)        --++      (.26)
                      In excess of realized gain on
                      investments--net                                   --         --         --       (.04)         --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions to Common
                    Stock shareholders                                 (.60)     (1.07)     (1.00)      (.96)      (1.24)
                                                                   --------   --------   --------   --------    --------
                    Capital charge resulting from the issuance
                    of Common Stock                                      --       (.01)        --         --          --
                                                                   --------   --------   --------   --------    --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                         (.10)      (.25)      (.24)      (.28)       (.17)
                        Realized gain on investments--net              (.04)      (.04)      (.03)       --++       (.04)
                        In excess of realized gain on
                        investments--net                                 --         --         --       (.01)         --
                                                                   --------   --------   --------   --------    --------
                    Total effect of Preferred Stock activity           (.14)      (.29)      (.27)      (.29)       (.21)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of period                 $  15.62   $  15.84   $  15.52   $  15.46    $  13.85
                                                                   ========   ========   ========   ========    ========
                    Market price per share, end of period          $ 14.875   $14.8125   $  14.00   $ 13.625    $ 11.625
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on market price per share                   4.44%+++  13.92%     10.30%     26.09%     (20.23%)
Return:**                                                          ========   ========   ========   ========    ========
                    Based on net asset value per share                2.56%+++   9.89%      7.76%     20.09%      (9.98%)
                                                                   ========   ========   ========   ========    ========

Ratios to Average   Expenses                                           .63%*      .63%       .64%       .65%        .66%
Net Assets:***                                                     ========   ========   ========   ========    ========
                    Investment income--net                            4.99%*     5.17%      5.22%      5.55%       5.35%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, net of Preferred Stock, end
Data:               of period (in thousands)                       $958,349   $971,614   $701,473   $698,512    $625,630
                                                                   ========   ========   ========   ========    ========
                    Preferred Stock outstanding, end of
                    period (in thousands)                          $440,000   $440,000   $320,000   $320,000    $320,000
                                                                   ========   ========   ========   ========    ========
                    Portfolio turnover                               55.61%     98.91%    100.49%     59.71%      45.71%
                                                                   ========   ========   ========   ========    ========

Leverage:           Asset coverage per $1,000                      $  3,178   $  3,208   $  3,192   $  3,183    $  2,955
                                                                   ========   ========   ========   ========    ========

Dividends           Series A--Investment income--net               $    331   $    808   $    832   $  1,043    $  1,184
Per Share on                                                       ========   ========   ========   ========    ========
Preferred Stock     Series B--Investment income--net               $    324   $    813   $    835   $  1,043    $  1,090
Outstanding:++++++                                                 ========   ========   ========   ========    ========
                    Series C--Investment income--net               $    326   $    812   $    841   $  1,042    $  1,278
                                                                   ========   ========   ========   ========    ========
                    Series D--Investment income--net               $    347   $    789   $    865   $    950    $  1,144
                                                                   ========   ========   ========   ========    ========
                    Series E--Investment income--net               $    338   $    797   $    842   $    933    $  1,282
                                                                   ========   ========   ========   ========    ========
                    Series F--Investment income--net               $    408   $    706         --         --          --
                                                                   ========   ========   ========   ========    ========
                    Series G--Investment income--net               $    350   $    675         --         --          --
                                                                   ========   ========   ========   ========    ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Amount is less than $.01 per share.
                ++++The Fund's Preferred Stock was issued on May 22,1992 (Series A,
                    B, C, D and E) and January 27, 1997 (Series F and G).
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



MuniYield Insured Fund, Inc.
April 30, 1998



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.




MuniYield Insured Fund, Inc.
April 30, 1998




NOTES TO FINANCIAL STATEMENTS (concluded)

(e) Offering costs--Direct expenses relating to the issuance of Common Stock resulting from the reorganization were charged to capital.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $761,252,369 and $858,089,971, respectively.

Net realized gains for the six months ended April 30, 1998 and unrealized gains as of April 30, 1998 were as follows:


                                    Realized      Unrealized
                                     Gains          Gains

Long-term investments            $ 20,474,140    $73,245,980
Short-term investments                  3,217             --
                                 ------------    -----------
Total                            $ 20,477,357    $73,245,980
                                 ============    ===========


As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $73,245,980, of which $77,566,589 related to appreciated securities and $4,320,609 related to depreciated securities. The aggregate cost of investments at April 30, 1998 for Federal income tax purposes was $1,352,278,152.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 1998 remained constant and during the year ended October 31, 1997 increased by 16,163,797 pursuant to a plan of reorganization.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1998 were as follows: Series A, 3.74%; Series B, 3.74%; Series C, 3.75%; Series D, 3.57%; Series E, 3.70%; Series F, 3.67%; and Series G, 4.20%.

AMPS shares during the six months ended April 30, 1998 remained constant and during the year ended October 31, 1997 increased by 4,800 pursuant to a plan of reorganization. As of April 30, 1998, there were 17,600 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $222,050 as commissions.


5. Subsequent Event:
On May 7, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069877 per share, payable on May 28, 1998, to shareholders of record as of May 21, 1998.




MuniYield Insured Fund, Inc.
April 30, 1998




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYI